Exhibit 99.3

L BRANDS PRICES SENIOR NOTES OFFERING

Columbus, Ohio (June 5, 2019) (GLOBE NEWSWIRE) — L Brands, Inc. (the “Company”) (NYSE: LB) announced today that its previously announced offering of $500 million aggregate principal amount of unsecured senior notes due 2029 (the “2029 Notes”) priced at 98.286% of the aggregate principal amount with a coupon of 7.500%. The sale of the 2029 Notes was underwritten by Citigroup, BofA Merrill Lynch, HSBC and J.P. Morgan as joint book-running managers. The 2029 Notes will be guaranteed by certain of the Company’s subsidiaries.

The notes offering is expected to close on June 20, 2019, subject to customary closing conditions.

The company intends to use the net proceeds from the offering of the 2029 Notes, together with approximately $300 million of cash on hand (without taking into account additional funds necessary to pay accrued and unpaid interest on the notes subject to the tender offers as described herein), to fund tender offers to purchase for cash (the “Tender Offers”) (i) any and all of its outstanding 7.000% Senior Notes due 2020 (the “2020 Notes”) and (ii) its outstanding 6.625% Senior Notes due 2021 (the “2021 Notes”), 5.625% Senior Notes due 2022 (the “2022 Notes”) and 5.625% Senior Notes due 2023 (the “2023 Notes,” and together with the 2021 Notes and the 2022 Notes, the “Waterfall Notes”) up to an aggregate principal amount that will not result in an aggregate purchase price (excluding accrued and unpaid interest) that exceeds $449 million. The Tender Offers are being made pursuant to an Offer to Purchase dated June 5, 2019 and related letter of transmittal. If the Tender Offers are not consummated or the net proceeds from the offering of the 2029 Notes exceed the total consideration payable in the Tender Offers, we intend to use the remaining net proceeds from the offering to optionally redeem any and all 2020 Notes that remain outstanding and, to the extent net proceeds remain, to fund general corporate purposes, which may include the repayment or repurchase of our other indebtedness.

The offering of the 2029 Notes is not contingent on the consummation of the Tender Offers or any minimum amount of tenders in the Tender Offers. The foregoing does not constitute an offer to purchase, or a notice of redemption or an obligation to issue a notice of redemption for, the 2020 Notes, the Waterfall Notes or any other notes.

The company has filed a registration statement (including a prospectus and related preliminary prospectus supplement for the offering) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement, the accompanying prospectus in that registration statement and the other documents the company has filed with the SEC for more complete information about the company and this offering. You may get these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, the company, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by contacting Citigroup Global Markets Inc. c/o Broadridge Financial Solutions by mail at 1155 Long Island Avenue, Edgewood, NY, 11717, or by email at prospectus@citi.com; BofA Merrill Lynch by mail at NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by email at dg.prospectus_requests@baml.com; HSBC Securities (USA) Inc. by calling (866) 811-8049 or J.P. Morgan Securities LLC by mail at c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York, 11717 or by calling (866) 803-9204.

VICTORIA’S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230

This press release shall not constitute an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. The offering of the 2029 Notes may be made only by means of a prospectus supplement and the accompanying prospectus.

ABOUT L BRANDS:

L Brands, through Victoria’s Secret, PINK and Bath & Body Works, is an international company.  The company operates 2,920 company-owned specialty stores in the United States, Canada, the United Kingdom and Greater China, and its brands are also sold in more than 650 franchised locations worldwide.  The company’s products are also available online at www.VictoriasSecret.com and www.BathandBodyWorks.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our Company or our management:

●
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, health hazards, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

●	the seasonality of our business;

VICTORIA’S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230

●	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

●	our ability to grow through new store openings and existing store remodels and expansions;

●	our ability to successfully expand internationally and related risks;

●	our independent franchise, license and wholesale partners;

●	our direct channel businesses;

●	our ability to protect our reputation and our brand images;

●	our ability to attract customers with marketing, advertising and promotional programs;

●	our ability to protect our trade names, trademarks and patents;

●	the highly competitive nature of the retail industry and the segments in which we operate;

●	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

●	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

●	political instability, significant health hazards, environmental hazards or natural disasters;

●	duties, taxes and other charges;

●	legal and regulatory matters;

●	volatility in currency exchange rates;

●	local business practices and political issues;

●	potential delays or disruptions in shipping and transportation and related pricing impacts;

●	disruption due to labor disputes; and

●	changing expectations regarding product safety due to new legislation;

VICTORIA’S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230

●	our geographic concentration of vendor and distribution facilities in central Ohio;

●	fluctuations in foreign currency exchange rates;

●	stock price volatility;

●	our ability to pay dividends and related effects;

●	our ability to maintain our credit rating;

●	our ability to service or refinance our debt;

●	shareholder activism matters;

●	our ability to retain key personnel;

●	our ability to attract, develop and retain qualified associates and manage labor-related costs;

●	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

●	fluctuations in product input costs;

●	our ability to adequately protect our assets from loss and theft;

●	fluctuations in energy costs;

●	increases in the costs of mailing, paper and printing;

●	claims arising from our self-insurance;

●	liabilities arising from divested businesses;

●	our ability to implement and maintain information technology systems and to protect associated data;

●	our ability to maintain the security of customer, associate, third-party or company information;

●	our ability to comply with regulatory requirements;

●	legal and compliance matters; and

●	tax, trade and other regulatory matters.

VICTORIA’S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in Item 1A. Risk Factors in our 2018 Annual Report on Form 10-K.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Tammy Roberts Myers
(614) 415-6704	(614) 415-7072
apreston@lb.com	communications@lb.com

VICTORIA’S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230